UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 22, 2016

FLAMEL TECHNOLOGIES S.A.

(Exact name of registrant as specified in its charter)

Republic of France	000-28508	98-0639540
(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

Parc Club du Moulin à Vent
33, avenue du Docteur Georges Levy
69200 Vénissieux France	Not Applicable
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 011 +33 472 78 34 34

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01         Regulation FD Disclosure.

Flamel Technologies S.A. (the “Company”) is furnishing as Exhibit 99.1 to this current report on Form 8-K a copy of the Company’s Notice of Meeting and accompanying information with respect to the Company’s Combined Ordinary and Extraordinary General Meeting of Shareholders held on June 26, 2015.

The information furnished pursuant to this Item 7.01 of this current report on Form 8-K, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits.

(d) Exhibits

99.1	Flamel Technologies S.A. Notice of Meeting and accompanying information with respect to Combined Ordinary and Extraordinary General Meeting of Shareholders held on June 26, 2015.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLAMEL TECHNOLOGIES S.A.

	By:	/s/ Phillandas T. Thompson
Phillandas T. Thompson
Senior Vice President, General Counsel and Corporate Secretary

Date: March 22, 2016

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Exhibit Index

99.1	Flamel Technologies S.A. Notice of Meeting and accompanying information with respect to Combined Ordinary and Extraordinary General Meeting of Shareholders held on June 26, 2015.